T. Rowe Price Short-Term Bond Fund

Supplement to Prospectus and Summary Prospectus Dated October 1, 2017

On page 2, the first sentence under the heading “Principal Investment Strategies” is replaced with the following:

The fund will invest in a diversified portfolio of short- and intermediate-term investment-grade corporate, government, and asset- and mortgage-backed securities.

The date of this supplement is March 6, 2018.

F55-041 3/06/2018